UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 25, 2019

Health Discovery Corporation

(Exact name of registrant as specified in charter)

Georgia	333-62216	74-3002154
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4243 Dunwoody Club Drive, Suite 202, Atlanta GA  30350

(Address of principal executive offices / Zip Code)

(678) 336-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure

As previously disclosed in January 2017, Health Discovery Corporation (the “Company” or “HDC”) notified NeoGenomics Laboratories, Inc. (“NeoGenomics” or “NEO”) of HDC’s election to terminate all licenses that are subject to the Master License Agreement (the “MLA”) dated January 6, 2012, between the Company and NeoGenomics. The MLA was filed with the Securities and Exchange Commission (“SEC”) on January 11, 2012 as an exhibit to a Current Report on Form 8-K. Subsequently, HDC and NeoGenomics attempted to resolve the matter through alternative dispute resolution, including but not limited to, mediation. While these efforts were unsuccessful, the Company ultimately filed a Demand for Arbitration (“Arbitration”) with the American Arbitration Association’s Panel of Arbitrators (the “Panel” or “Arbitrators”).

On April 25, 2019, the Panel issued their ruling (the “Final Award”). Section XXI, the Conclusion of the Final Award, states:

Based on the foregoing, the Arbitration Panel concludes as follows:

1.	Effective immediately, the MLA is terminated.
2.	HDC is awarded $1,500,000 based on the Panel’s conclusion that SmartFlow infringes a Valid Patent Claim and internal use by NEO is subject to Milestone and Royalty payments.
3.	HDC is awarded $5,100,000 based on the Panel’s conclusion that NEO failed to use its best efforts with respect to the development and commercialization of SVM-CYTO.
4.	Pursuant to Section 12.2 of the MLA, NEO shall reimburse HDC $8,694.48.
5.	As discussed in this Final Award, all other claims by HDC are hereby denied.
6.	NEO’s request for a Declaratory Judgment is denied.
7.	NEO’s counterclaims are denied.
8.	All other claims, counterclaims, defenses, requests for relief, to the extent not specifically addressed in this Final Award are hereby denied.
9.	This Award may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute together one and the same instrument.

Therefore, the sum award for HDC is $6,608,694.48. Additionally, the Panel holds that the MLA is terminated with the exception of the obligations expressly stated in Section 8.2. Section 8.2 of the MLA requires NeoGenomics to, among other things, continue its obligations to make payment of any sum due to HDC pursuant to Article 3 of the MLA, License Fees and Royalty Payments.

Health Discovery Corporation is currently evaluating its options to further the commercial success of the Company’s proprietary technology.

A copy of the Final Award of the Arbitration Panel is attached hereto as Exhibit 99.1.

The foregoing description of the Final Award of the Arbitration Panel does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

Exhibit 99.1 – Final Award of the Arbitration Panel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH DISCOVERY CORPORATION

Dated: April 26, 2019	By:	/s/ George H. McGovern, III
George H. McGovern, III Chairman & Chief Executive Officer